Exhibit 4.1

Specimen Stock Certificate

PREMIER COMMERCIAL BANCORP

NUMBER	ANAHEIM, CALIFORNIA INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA	SHARES

COMMON STOCK	SEE REVERSE FOR CERTAIN DEFINITIONS
This Certifies that is the record holder of

SHARES OF NO PAR VALUE COMMON STOCK OF

PREMIER COMMERCIAL BANCORP

hereinafter designated “the Company”, transferable on the share register of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. By the acceptance of this Certificate, the holder hereof assents to and agrees to be bound by all of the provisions of the Articles of Incorporation, the Bylaws and all amendments thereof.

Witness the seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:
PREMIER COMMERCIAL BANCORP
Incorporated
March 25, 2004
CALIFORNIA

Viktor R. Uehlinger	Kenneth J. Cosgrove
SECRETARY	CHAIRMAN & CHIEF EXECUTIVE OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT - Custodian
			(Cust)	(Minor)
TEN ENT	-	as tenants by the entireties	under Uniform Gifts to
Minors Act
(State)
JT TEN	-	as joint tenants with right
of survivorship and not as
tenants in common

Additional abbreviations may also be used though not in the above list.

For valued received,                                                  hereby sell, assign and transfer unto

Please insert social security or other
identifying number of assignee

(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated

	Notice:	The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.